EXHIBIT 10.03

                        Hyperion Telecommunications, Inc.

                                  $200,000,000

                     12% Senior Subordinated Notes due 2007

                               PURCHASE AGREEMENT


                                                             February 25, 1999


SALOMON SMITH BARNEY INC.
CHASE SECURITIES INC.
FIRST UNION CAPITAL MARKETS CORP.
      c/o Salomon Smith Barney Inc.
      388 Greenwich Street
      New York, New York 10013

Ladies & Gentlemen:

         Hyperion Telecommunications, Inc., a corporation organized under the laws of Delaware (the "Company"), proposes to issue to Salomon Smith Barney Inc., Chase Securities Inc. and First Union Capital Markets Corp. (each, an "Initial Purchaser," and together, the "Initial Purchasers") $200,000,000 principal amount of its 12% Senior Subordinated Notes due 2007 (the "Securities"). The Securities and the Highland Securities (as defined) are to be issued under an indenture (the "Indenture") dated as of March 2, 1999 between the Company and Bank of Montreal Trust Company, as trustee (the "Trustee"). Certain terms used herein are defined in Section 14 hereof.

         The Company also intends to issue an additional $100,000,000 principal amount of its 12% Senior Subordinated Notes due 2007 (the "Highland Securities") to Highland Holdings ("Highland") pursuant to a separate purchase agreement (the "Highland Purchase Agreement"), dated as of the date hereof, between the Company and Highland.

         The sale of the Securities to the Initial Purchasers will be made without registration of the Securities under the Securities Act, in reliance upon exemptions from the registration requirements of the Securities Act.

         In connection with the sale of the Securities, the Company has prepared a preliminary offering memorandum, dated February 17, 1999 (as amended or supplemented at the Execution Time, including any and all exhibits thereto and any information and documents incorporated by reference therein, the "Preliminary Memorandum"), and a final offering memorandum, dated February 25, 1999 ( as amended or supplemented at the Execution Time, including any and all exhibits thereto and any information and documents incorporated by reference therein, the "Final Memorandum"). Each of the Preliminary Memorandum and the Final Memorandum sets forth certain information concerning the Company and the Securities. The Company hereby confirms that it has authorized the use of the Preliminary Memorandum and the Final Memorandum, and any amendment or supplement

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thereto, in connection with the offer and sale of the Securities by the Initial
Purchaser. Unless stated to the contrary, any references herein to the terms "amend," "amendment" or "supplement" with respect to the Final Memorandum shall be deemed to refer to and include any information filed under the Exchange Act, subsequent to the Execution Time, which is incorporated by reference therein.

         It is understood and acknowledged that holders (including subsequent transferees) of the Securities will have the registration rights set forth in the registration rights agreement (the "Registration Rights Agreement"), to be dated the Closing Date (as defined below), for so long as such Securities constitute "Transfer Restricted Securities" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, and subject to the terms and conditions set forth therein, the Company will, among other things, agree to file with the Commission under the circumstances set forth therein, (i) a registration statement under the Securities Act relating to the Company's 12% Senior Subordinated Notes due 2007 (the "New Securities") to be offered in exchange for the Securities (the "Exchange Offer") and (ii) under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Securities Act relating to the resale by certain holders of the Securities, and to use its best efforts to cause such registration statements to be declared effective. The holders of the Highland Securities will also have certain registration rights as set forth in the Registration Rights Agreement.

         This Agreement, the Indenture, the Securities, the New Securities and the Registration Rights Agreement are hereinafter referred to collectively as the "Operative Documents."

         The Company wishes to confirm as follows its agreement with you in connection with your several purchases of the Securities.

         1. Agreements to Sell and Purchase. The Company hereby agrees, subject to all the terms and conditions set forth herein, to issue and sell to each Initial Purchaser and, upon the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions set forth herein, each Initial Purchaser agrees, severally and not jointly, to purchase from the Company, at a purchase price of 98.4% of the principal amount thereof, plus accrued interest, if any, from March 2, 1999 to the Closing Date, the principal amount of Securities set forth opposite the name of such Initial Purchaser in Schedule I hereto.

         2. Offering of Securities. Each Initial Purchaser, severally and not jointly, represents and warrants to and agrees with the Company that:

                  (a) It has not offered or sold, and will not offer or sell, any Securities except (i) to those it reasonably believes to be qualified institutional buyers (as defined in Rule 144A under the Securities Act, "QIBs") and that, in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of such Securities is aware that such sale is being made in reliance on Rule 144A or (ii) in accordance with the restrictions set forth in Exhibit A hereto.

                  (b) Neither it nor any person acting on its behalf has made or will make offers or sales of the Securities in the United States by means of any form of general solicitation or general advertising (within the meaning of Regulation D) in the United States.

         3. Delivery of the Securities and Payment Therefor. Delivery to the Initial Purchasers of and payment for the Securities shall be made at the office of Latham and Watkins, 885 Third Avenue, New York, New York 10022 at 10:00 A.M., New York City time, on March 2, 1999 or such later date (not later than March 4,
1999) as the Initial Purchasers shall designate, which date and time may be

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postponed by agreement between the Initial Purchasers and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date").

         Delivery of the Securities shall be made to the Initial Purchasers against payment by the Initial Purchasers of the purchase price thereof to or upon the order of the Company by wire transfer of immediately available funds or such other manner of payment as may be agreed by the Company and the Initial Purchasers. Certificates for the Securities shall be registered in such names and in such denominations as the Initial Purchasers may request not less than two full business days in advance of the Closing Date.

         The Company agrees to have the Securities available for inspection, checking and packaging by the Initial Purchasers in New York, New York, not later than 1:00 PM on the business day prior to the Closing Date.

         4. Agreements of the Company. The Company agrees with the several Initial Purchasers as follows:

                  (a) If at any time prior to the completion of the distribution of the Securities by the Initial Purchasers (as determined by the Initial Purchasers), any event occurs as a result of which the Final Memorandum, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading or if it should be necessary to amend or supplement the Final Memorandum to comply with applicable law, the Company promptly: (i) will notify the Initial Purchasers of any such event; (ii) subject to the requirements of paragraph (c) of this Section 4, will prepare and provide to the Initial Purchasers pursuant to paragraph (b) of this Section 4 an amendment or supplement which will correct such statement or omission or effect such compliance; and (iii) will supply any supplemented or amended Final Memorandum to the several Initial Purchasers and counsel for the Initial Purchasers without charge in such quantities as you may reasonably request.

                  (b) The Company will furnish to each Initial Purchaser and to counsel for the Initial Purchasers, without charge, during the period referred to in paragraph (a) of this Section 4, as many copies of the Final Memorandum and any amendments and supplements thereto as it may reasonably request.

                  (c) The Company will not amend or supplement the Final Memorandum, other than by filing documents under the Exchange Act that are incorporated by reference therein, without the prior written consent of the Initial Purchasers; provided, however, that, prior to the completion of the distribution of the Securities by the Initial Purchasers (as determined by the Initial Purchasers), the Company will not file any document under the Exchange Act that is incorporated by reference in the Final Memorandum unless, at least one Business Day prior to such proposed filing, the Company has furnished the Initial Purchasers with a copy of such document for their review and the Initial Purchasers have not reasonably objected to the filing of such document. The Company will promptly advise the Initial Purchasers when any document filed under the Exchange Act that is incorporated by reference in the Final Memorandum shall have been filed with the Commission.

                  (d) Prior to the execution and delivery of this Agreement, the Company has delivered to you, without charge, in such quantities as you have requested, copies of each form of the Preliminary Memorandum. The Company consents to the use, in accordance with the provisions of the Securities Act and with the securities or Blue Sky laws of the jurisdictions in which the Securities are offered by the several Initial Purchasers and by dealers, prior to the date of the Final Memorandum, of each Preliminary Memorandum so furnished by the Company. The Company consents to the use of the Final Memorandum in accordance with the securities or Blue Sky laws of the jurisdictions in which the Securities are offered by the several Initial Purchasers, in connection with the offering and sale of the Securities.

                  (e) The Company will arrange, if necessary, for the qualification of the Securities for sale by the Initial Purchasers under the laws of such jurisdictions as the Initial Purchasers may designate and will maintain such qualifications in effect so long as required for the sale of the Securities; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject. The Company will promptly advise the Initial Purchasers of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

                  (f) The Company will not, and will not permit any of its Affiliates to, resell any Securities that have been acquired by any of them under circumstances that would require the registration of the Securities under the Securities Act other than pursuant to the terms of the Registration Rights Agreement.

                  (g) Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf will, directly or indirectly, make offers or sales of any security, or solicit offers to buy any security, under circumstances that would require the registration of the Securities under the Securities Act.

                  (h) Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities or the Highland Securities in the United States.

                  (i) So long as any of the Securities are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, the Company will, during any period in which it is not subject to Section 13 or 15(d) of the Exchange Act, or it is not exempt from such reporting requirements pursuant to and in compliance with Rule 12g3-2(b) under the Exchange Act, provide to each holder of such restricted securities and to each prospective purchaser (as designated by such holder) of such restricted securities, upon the request of such holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Securities Act. This covenant is intended to be for the benefit of the holders, and the prospective purchasers designated by such holders, from time to time of such restricted securities.

                  (j) During the period of five years after the date of this Agreement, the Company will furnish to the Initial Purchasers (i) a copy of each report of the Company mailed to securityholders generally or filed with the Commission or the Nasdaq National Market and will promptly notify the Initial Purchasers of such mailing or filing and (ii) furnish from time to time such other information concerning the Company and its Subsidiaries as you may reasonably request.

                  (k) Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf will engage in any directed selling efforts with respect to the Securities or the Highland Securities, and each of them will comply with the offering restrictions requirement of Regulation S. Terms used in this paragraph have the meanings given to them by Regulation S.

                  (l) The Company will cooperate with the Initial Purchasers and use its best efforts to (i) effect the inclusion of the Securities as Private Offerings, Resales and Trading through Automated Linkages ("PORTAL") Market securities in accordance with the rules and regulations adopted by the NASD relating to trading in the PORTAL Market and (ii) permit the Securities to be eligible for clearance and settlement through The Depository Trust Company.

                  (m) The Company will not, and will not permit any of its Affiliates to, for a period of 90 days following the Execution Time, without the prior written consent of Salomon Smith Barney Inc., offer, sell or contract to sell, or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any Affiliate of the Company or any person in privity with the Company or any Affiliate of the Company), directly or indirectly, or announce the offering of, the Highland Securities (except with respect to the purchase by Highland on the Closing Date of the Highland Securities pursuant to the Highland Purchase Agreement) or any debt securities issued or guaranteed by the Company (other than the Securities).

                  (n) If this Agreement shall terminate or shall be terminated after execution pursuant to any provisions hereof (other than pursuant to Section 9 or Section 10 hereof) or if this Agreement shall be terminated by the Initial Purchasers because of any failure or refusal on the part of the Company to comply with the terms or fulfill any of the conditions of this Agreement, the Company agrees to negotiate in good faith regarding the reimbursement to the Initial Purchasers for out-of-pocket expenses (including fees and expenses of counsel for the Initial Purchasers) incurred by you in connection herewith.

                  (o) The Company will not, and will not permit any of its Affiliates to, take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in unlawful stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or the Highland Securities.

                  (p) The Company will apply the net proceeds from the sale of the Securities and the Highland Securities substantially in accordance with the description set forth in the Final Memorandum under the caption "Use of Proceeds."

         5. Representations and Warranties of the Company. The Company represents and warrants to each Initial Purchaser that:

                  (a) The Preliminary Memorandum, at the date thereof, did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. At the Execution Time, on the Closing Date and on any settlement date, the Final Memorandum did not, and will not (and any amendment or supplement thereto, at the date thereof, at the Closing Date and on any settlement date, will not), contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading; provided, however, that the Company makes no representation or warranty as to the information contained in or omitted from the Preliminary Memorandum or the Final Memorandum, or any amendment or supplement thereto, in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Initial Purchasers specifically for inclusion therein.

                  (b) All the outstanding shares of Common Stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and are free of any preemptive or similar rights; and the capital stock of the

Company conforms to the description thereof set forth under the caption "Capitalization" in the Final Memorandum.

                  (c) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement, the other Operative Documents and the Highland Purchase Agreement and to consummate the transactions contemplated hereby and thereby, including, without limitation, the corporate power and authority to issue, sell and deliver the Securities as provided herein.

                  (d) This Agreement has been duly and validly authorized, executed and delivered by the Company and is the legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except insofar as indemnification and contribution provisions may be limited by applicable law or public policy or equitable principles and subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

                  (e) The Indenture has been duly and validly authorized by the Company and, upon its execution and delivery by the Company and assuming due authorization, execution and delivery by the Trustee, will constitute the legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

                  (f) The Securities have been duly and validly authorized by the Company and, when duly executed by the Company in accordance with the terms of the Indenture, assuming due authentication of the Securities by the Trustee and upon delivery to the Initial Purchasers against payment therefor in accordance with the terms hereof, will be validly issued and delivered and will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company and the Guarantors in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The description of the Securities in the Final Memorandum is accurate in all material respects.

                  (g) The New Securities have been duly and validly authorized for issuance by the Company, and when executed by the Company in accordance with the terms of the Indenture and delivered in accordance with the Exchange Offer as provided for in the Registration Rights Agreement, and assuming due authentication of the New Securities by the Trustee, the New Securities will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The description of the New Securities in the Final Memorandum is accurate in all material respects.

                  (h) The Registration Rights Agreement has been duly and validly authorized by the Company and, when duly executed and delivered by the Company, will constitute the legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The description of the Registration Rights Agreement in the Final Memorandum is accurate in all material respects.

                  (i) The Highland Purchase Agreement has been duly and validly authorized, executed and delivered by the Company and Highland, and constitutes the legal, valid and binding agreement of the Company and Highland, enforceable against the Company and Highland in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Company and Highland have delivered to the Initial Purchasers and counsel to the Initial Purchasers an executed copy of the Highland Purchase Agreement, together will all other documents and agreements related thereto, the form and substance of which has been reviewed and deemed satisfactory by the Initial Purchasers and counsel to the Initial Purchasers.

                  (j) Each of the Company and its Subsidiaries (as defined) (A) has been duly organized, is validly existing as a corporation or limited liability company, as applicable, in good standing under the laws of its respective jurisdiction of formation, (B) has all requisite corporate or limited liability company power and authority to carry on its business as it is currently being conducted and as described in the Final Memorandum and to own, lease and operate its properties and (C) is duly qualified and in good standing as a foreign corporation or limited liability company, as applicable, and is authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification except, with respect to this clause (C), where the failure of the Company and its Subsidiaries to be so qualified or in good standing does not and could not reasonably be expected to (x) individually or in the aggregate, result in a material adverse effect on the assets, liabilities, business, results of operations, condition (financial or otherwise), cash flows, affairs or prospects of the Company and the Subsidiaries, taken as a whole, (y) interfere with or adversely affect the issuance or marketability of the Securities or (z) in any manner draw into question the validity of this Agreement or the ability of the Company and its Subsidiaries to conduct their businesses in the manner set forth in the Final Memorandum (any of the events set forth in clauses (x), (y) or (z), a "Material Adverse Effect"). The Company has no direct or indirect subsidiaries as of the Closing Date other than those set forth on Schedule II hereto (referred to herein collectively as "Subsidiaries" and individually as a "Subsidiary").

                  (k) Each of the Joint Ventures (as defined) (A) has been duly formed as a partnership, limited liability company or corporation, as applicable, under the laws of its respective jurisdiction of formation, (B) has all requisite partnership, limited liability company or corporate power and authority, as applicable, to carry on its business as it is currently being conducted and as described in the Final Memorandum and to own, lease and operate its properties and (C) is duly qualified and in good standing as a foreign partnership, limited liability company or corporation, as applicable, authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification except, with respect to this clause (C), where the failure to be so qualified or in good standing does not and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor its Subsidiaries has any ownership interest in any Joint Venture other than those set forth on Schedule III hereto (referred to herein collectively as "Joint Ventures" and individually a "Joint Venture").

                  (l) All of the outstanding capital stock of each Subsidiary is owned by the Company, free and clear of any and all security interests, claims, liens, limitations on voting rights or other charges or encumbrances, other than security interests, claims, liens, limitation on voting rights or other charges or encumbrances arising from the pledge of the capital stock of Hyperion Telecommunications of Kentucky, Inc., Hyperion Telecommunications of New York, Inc., Hyperion Telecommunications of Vermont, Inc., Hyperion Telecommunications of Tennessee, Inc. and Hyperion Telecommunications of Florida, Inc. as security for the Company's 12 1/4% Senior Secured Notes due 2004. Except as disclosed in the Final Memorandum, there are not currently, and there will not be as a result of the transactions contemplated hereby, any outstanding subscriptions, rights, warrants, calls, commitments of sale or options to acquire, or instruments convertible into or exchangeable for, any capital stock or other equity interest of the Company, any Subsidiary or any Joint Venture.

                  (m) None of the Company, the Subsidiaries or the Joint Ventures is and, after giving effect to the transactions contemplated hereby, none of them will be (A) in violation of its charter, bylaws, partnership agreement or operating agreement, as applicable, (B) in default in the performance of any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties is subject, or (C) in violation of any local, state or Federal law, statute, ordinance, rule, regulation, requirement, judgment or court decree (including, without limitation, the Communications Act of 1934, as amended by the Telecommunications Act of 1996 (together, the "Telecommunications Act"), and the rules and regulations of the Federal Communications Commission (the "FCC") and environmental laws, statutes, ordinances, rules, regulations, judgments or court decrees) applicable to the Company, any Subsidiary, any Joint Venture or any of their respective assets or properties (whether owned or leased) other than, in the case of clauses (B) and
(C), any default or violation that could not reasonably be expected to have a Material Adverse Effect. There exists no condition that, with notice, the passage of time or otherwise, would constitute a default under any such document or instrument that could reasonably be expected to have a Material Adverse Effect.

                  (n) There is (i) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or threatened or contemplated to which the Company, any of the Subsidiaries or any of the Joint Ventures is or may be a party or to which the business or property of the Company, any Subsidiary or any Joint Venture is subject, (ii) no local, state or Federal law, statute, ordinance, rule, regulation, requirement, judgment, court decree or order (including, without limitation, the Telecommunications Act and the rules and regulations of the FCC) that has been enacted, adopted or issued by any governmental agency or, to the best of the Company's knowledge, that has been proposed by any governmental body or (iii) no injunction, restraining order or order of any nature by a federal or state court or foreign court of competent jurisdiction to which the Company, any Subsidiary or any Joint Venture is or could reasonably be expected to be subject or to which the business, assets, or property of the Company, any Subsidiary or any Joint Venture are could reasonably be expected to be subject, that, in the case of clauses (i), (ii) and (iii) above, (y) is required to be disclosed in the Final Memorandum and that is not so disclosed, or (z) could reasonably be expected to individually or in the aggregate, result in a Material Adverse Effect.

                  (o) Neither the issuance and sale of the Securities, the issuance and sale of the Highland Securities, the execution, delivery or performance by the Company of this Agreement, the other Operative Documents and the Highland Purchase Agreement, or the consummation by the Company, the Subsidiaries and the Joint Ventures of the transactions contemplated hereby and thereby violate, conflict with or constitute a breach of any of the terms or provisions of, or constitute a default under (or an event that with notice or the lapse of time, or both, would constitute a default under), or require consent under, or result in the imposition of a lien or encumbrance on any properties of the Company, any Subsidiary or any Joint Venture, or an acceleration of any indebtedness of the Company, any Subsidiary or any Joint Venture pursuant to, (i) the charter, bylaws, partnership agreement or operating agreement governing the Company, any Subsidiary or any Joint Venture, (ii) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which the Company, any Subsidiary or any Joint Venture is a party or by which any of them or their property is or may be bound, (iii) any local, state or federal law, statute, ordinance, rule, regulation or requirement (including, without limitation, the Telecommunications Act and the rules and regulations of the FCC and environmental laws, statutes, ordinances, rules or regulations) applicable to the Company, any Subsidiary, any Joint Venture or any of their respective assets or properties or (iv) any judgment, order or decree of any court or governmental agency or authority having jurisdiction over the Company, any Subsidiary, any Joint Venture or any of their respective assets or properties, except in the case of clauses (ii), (iii) and (iv) for such violations conflicts, breaches, defaults, consents, impositions of liens or accelerations that would not singly, or in the aggregate, have a Material Adverse Effect. Other than as described in the Final Memorandum, no consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, (A) any court or governmental agency, body or administrative agency (including, without limitation, the FCC) or (B) any other person is required for (1) the execution, delivery and performance by the Company of this Agreement, the other Operative Documents and the Highland Purchase Agreement or (2) the issuance and sale of the Securities and the Highland Securities and the consummation of the other transactions contemplated hereby and thereby, except (x) such as have been obtained and made (or, in the case of the Registration Rights Agreement, will be obtained and made) under the Securities Act, the Trust Indenture Act of 1939, as amended (the "TIA") and state securities or Blue Sky laws and regulations or such as may be required by the NASD or (y) where the failure to obtain any such consent, approval, authorization or order of, or filing registration, qualification, license or permit would not reasonably be expected to result in a Material Adverse Effect.

                  (p) The accountants who have certified or shall certify the financial statements included or incorporated by reference in the Final Memorandum are independent public accountants as required by the Securities Act.

                  (q) The financial statements, together with related schedules and notes, included or incorporated by reference in the Final Memorandum, present fairly the consolidated financial position, results of operations and changes in financial position of the Company and the Subsidiaries on the basis stated or incorporated by reference in the Final Memorandum at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data included or incorporated by reference in the Final Memorandum are accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company and the Subsidiaries. The statistical information and data included in the Final Memorandum are accurately presented in all material respects.

                  (r) Except as disclosed in the Final Memorandum, subsequent to the respective dates as of which such information is given in the Final Memorandum and the Preliminary Memorandum, (i) none of the Company, any Subsidiary or any Joint Venture has incurred any liabilities or obligations, direct or contingent, which are material, individually or in the aggregate, to the Company, the Subsidiaries and the Joint Ventures taken as a whole, not entered into any transaction not in the ordinary course of business, (ii) there has not been, singly or in the aggregate, any change or development which could reasonably be expected to result in a Material Adverse Effect, (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or its Subsidiaries on any class of capital stock and (iv) there has been no distribution of profits or return of capital contribution by any Joint Venture.

                  (s) The Company has not distributed and, prior to the later to occur of (i) the Closing Date and (ii) completion of the distribution of the Securities (as determined by the Initial Purchasers), will not distribute any offering material in connection with the offering and sale of the Securities or the Highland Securities other than the Final Memorandum, the Preliminary Memorandum or other materials, if any, permitted by the Securities Act.

                  (t) There is (i) no unfair labor practice complaint pending or threatened against the Company, or any Joint Venture, before the National Labor Relations Board, any state or local labor relations board or any foreign labor relations board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is pending or threatened against the Company, any Subsidiary or any Joint Venture,
(ii) no significant strike, labor dispute, slowdown or stoppage pending or threatened against the Company, any Subsidiary or any Joint Venture and (iii) no union representation question existing with respect to the employees of the Company, any Subsidiary or any Joint Venture that, in the case of clauses (i),
(ii) or (iii), could reasonably be expected to result in a Material Adverse Effect. To the best of the Company's knowledge, no collective bargaining organizing activities are taking place with respect to the Company, the Subsidiaries or the Joint Ventures. None of the Company, any Subsidiary or any Joint Venture has violated (A) any federal, state or local law or foreign law relating to discrimination in hiring, promotion or pay of employees, (B) any applicable wage or hour laws or (C) any provision of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules and regulations thereunder, which in the case of clause (A), (B) or (C) above could reasonably be expected to result in a Material Adverse Effect.

                  (u) None of the Company, any Subsidiary or any Joint Venture has violated any environmental, safety or similar law or regulation applicable to it or its business or property relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), lacks any permit, license or other approval required of it under applicable Environmental Laws or is violating any term or condition of any such permit, license or approval which could reasonably be expected to, either individually or in the aggregate, have a Material Adverse Effect.

                  (v) Each of the Company, the Subsidiaries and the Joint Ventures has (i) good and marketable title to all of the properties and assets described in the Final Memorandum as owned by it, free and clear of all liens, charges, encumbrances and restrictions, except such as are securing the Company's 12 1/4% Senior Secured Notes due 2004, are described in the Final Memorandum or would not have a Material Adverse Effect, (ii) peaceful and undisturbed possession under all leases to which any of them is a party as lessee, (iii) all licenses, certificates, permits, authorizations, approvals, franchises and other rights from, and has made all declarations and filings with, all federal, state and local authorities (including, without limitation, the FCC), all self-regulatory authorities and all courts and other tribunals (each an "Authorization") necessary to engage in the business as presently conducted by each of them in the manner described in the Final Memorandum, except as described in the Final Memorandum or where failure to hold such Authorizations would not, individually or in the aggregate, have a Material Adverse Effect and (iv) no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such Authorization. Except where the failure to be in full force and effect would not have a Material Adverse Effect, all such Authorizations are valid and in full force and effect and each of the Company, the Subsidiaries and the Joint Ventures is in compliance with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities having jurisdiction with respect thereto. All leases to which the Company, the Subsidiaries and the Joint Ventures is a party are valid and binding and no default by the Company, any Subsidiary or any Joint Venture has occurred and is continuing thereunder and no defaults by the landlord are existing under any such lease that could reasonably be expected to result in a Material Adverse Effect.

                  (w) Each of the Company, the Subsidiaries and the Joint Ventures owns, possesses or has the right to employ all patents, patent rights, licenses (including all FCC, state, local or other jurisdictional regulatory licenses), inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, software, systems or procedures), trademarks, service marks and trade names, inventions, computer programs, technical data and information (collectively, the "Intellectual Property") presently employed by the Company, its Subsidiaries or the Joint Ventures in connection with the businesses now operated by it or which are proposed to be operated by the Company, its Subsidiaries or the Joint Ventures free and clear of and without violating any right, claimed right, charge, encumbrance, pledge, security interest, restriction or lien of any kind of any other person, and none of the Company, any Subsidiary or any Joint Venture has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing except as could not reasonably be expected to have a Material Adverse Effect. The use of the Intellectual Property in connection with the business and operations of the Company, the Subsidiaries and the Joint Ventures does not infringe on the rights of any person, except would not have a Material Adverse Effect.

                  (x) None of the Company, any Subsidiary, any Joint Venture or any of their respective officers, directors, partners, employees, agents or affiliates or any other person acting on behalf of the Company, any Subsidiary or any Joint Venture, as the case may be, has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, official or employee of any governmental agency (domestic or foreign), instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is or may be in a position to help or hinder the business of the Company, any Subsidiary or any Joint Venture (or assist the Company, any Subsidiary or any Joint Venture in connection with any actual or proposed transaction) which (i) might subject the Company, any Subsidiary or any Joint Venture, or any other individual or entity to any damage or penalty in any civil, criminal or governmental litigation or proceeding (domestic or foreign), (ii) if not given in the past, could reasonably be expected to have had a Material Adverse Effect on the assets, business or operations of the Company, any Subsidiary or any Joint Venture or (iii) if not continued in the future, could reasonably be expected to have a Material Adverse Effect.

                  (y) All tax returns required to be filed by the Company, each of the Subsidiaries and each of the Joint Ventures in all jurisdictions have been so filed. All taxes (including, without limitation, withholding taxes), penalties and interest, assessments, fees and other charges due or claimed to be due from such entities or that are due and payable have been paid, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest. There are no proposed additional tax assessments against the Company, any Subsidiary, any Joint Venture or the assets or property of the Company, any Subsidiary or any Joint Venture.

                  (z) None of the Company, the Subsidiaries or the Joint Ventures is now, and after sale of the Securities to be sold by the Company hereunder, the sale of the Highland Securities and application of the net proceeds from each such sale as described in the Final Memorandum under the caption "Use of Proceeds" will not be (i) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act or (ii) a "holding company" or a "subsidiary company" or an "affiliate" of a holding company within the meaning of the PUC Act.

                  (aa) There are no holders of securities of the Company, the Subsidiaries or the Joint Ventures who, by reason of the execution of this Agreement, any other Operative Document or the Highland Purchase Agreement or the consummation of the transactions contemplated hereby and thereby, have the right to request or demand that the Company, any of the Subsidiaries or any of the Joint Ventures register any of its securities under the Securities Act.

                  (bb) Each of the Company, the Subsidiaries and the Joint Ventures maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect thereto.

                  (cc) Each of the Company, the Subsidiaries and the Joint Ventures maintains insurance covering its properties, operations, personnel and businesses. Such insurance insures against such losses and risks as are adequate in accordance with customary industry practice to protect the Company, the Subsidiaries, the Joint Ventures and their respective businesses. None of the Company, any Subsidiary or any Joint Venture has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance. All such insurance is outstanding and duly in force on the date hereof.

                  (dd) Set forth on Exhibit B hereto is a list of each employee pension or benefit plan with respect to which the Company or any corporation considered an affiliate of the Company within the meaning of Section 407(d)(7) of ERISA (an "ERISA Affiliate") is a party in interest or disqualified person. The execution and delivery of this Agreement, the other Operative Documents and the Highland Purchase Agreement and the issuance and sale of the Securities and the Highland Securities will not involve any prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended. The representation made by the Company in the preceding sentence is made in reliance and subject to the accuracy of, and compliance with, the representations and covenants made or deemed made by the QIBs as set forth in the Final Memorandum under the caption "Notice to Investors."

                  (ee) None of (A) the execution, delivery and performance of this Agreement or any other Operative Document, (B) the issuance and sale of the Securities and the Highland Securities, (C) the application of the proceeds from the issuance and sale of the Securities and the Highland Securities or (D) the consummation of the transactions contemplated in connection with any of the foregoing as set forth in the Final Memorandum, will violate Regulations U or X promulgated by the Board of Governors of the Federal Reserve System or analogous foreign laws and regulations.

                  (ff) Except pursuant to this Agreement and the other Operative Documents, there are no contracts, agreements or understandings between the Company, any of its Subsidiaries or any of its Joint Ventures and any other person that would give rise to a valid claim against the Company or any of the Initial Purchasers for a brokerage commission, finder's fee or like payment in connection with the issuance, purchase and sale of the Securities.

                  (gg) The Company has filed in a timely manner each document or report required to be filed by it pursuant to the Exchange Act and the rules and regulations thereunder; each such document or report at the time it was filed conformed to the requirements of the Exchange Act and the rules and regulations thereunder; and none or such documents or reports contained an untrue statement of any material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (hh) Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf has, directly or indirectly, made offers or sales of any security, or solicited offers to buy any security, under circumstances that would require the registration of the Securities under the Securities Act.

                  (ii) Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities or the Highland Securities in the United States.

                  (jj) The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act.

                  (kk) Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf has engaged in any directed selling efforts with respect to the Securities and the Highland Securities and each of them has complied with the offering restrictions requirement of Regulation S. Terms used in this paragraph have the meanings given to them by Regulation S.

                  (ll) The Company has not paid or agreed to pay to any person any compensation for soliciting another to purchase any securities of the Company (except as contemplated by this Agreement).

                  (mm) The Company has not taken, directly or indirectly, any action designed to cause or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or the Highland Securities.

                  (nn) The information provided by the Company pursuant to
Section 4(i) hereof will not, at the date thereof, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading.

         The Company acknowledges that the Initial Purchasers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 7(c), (d), (e) and (f) hereof, counsel to the Company and counsel to the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

         6. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Initial Purchaser, the directors, officers, employees and agents of each Initial Purchaser and each person who controls any Initial Purchaser within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Memorandum, the Final Memorandum (or in any supplement or amendment thereto) or any information provided by the Company to any holder or prospective purchaser of Securities pursuant to Section 4(i), or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Memorandum or the Final Memorandum, or in any amendment thereof or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Initial Purchasers specifically for inclusion therein; provided, further, that the indemnification contained in this paragraph (a) with respect to any Preliminary Memorandum shall not inure to the benefit of any Initial Purchaser (or to the benefit of any person controlling such Initial Purchaser) on account of any such loss, claim, damage, liability or expense arising from the sale of the Securities by such Initial Purchaser to any person if a copy of the Final Memorandum shall not have been delivered or sent to such person and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Preliminary Memorandum was corrected in the Final Memorandum, provided that the Company has delivered the Final Memorandum to the several Initial Purchasers in requisite quantity on a timely basis to permit such delivery or sending. The foregoing indemnity agreement shall be in addition to any liability that the Company may otherwise have.

                  (b) Each Initial Purchaser severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Initial Purchaser, but only with reference to written information relating to such Initial Purchaser furnished to the Company by or on behalf of such Initial Purchaser specifically for inclusion in the Preliminary Memorandum or the Final Memorandum (or in any amendment or supplement thereto). This indemnity agreement will be in addition to any liability any Initial Purchaser may otherwise have. The Company acknowledges that the statements set forth in the last paragraph of the cover page regarding the delivery of the Securities, the legend in the block capital letters and the related disclosure on page 2 concerning stabilization, syndicate covering transactions and penalty bids and, under the heading "Plan of Distribution," (i) the sentences related to concessions and reallowances and (ii) the paragraph related to stabilization, syndicate covering transactions and penalty bids in the Preliminary Memorandum and the Final Memorandum, constitute the only information furnished in writing by or on behalf of the Initial Purchasers for inclusion in the Preliminary Memorandum or the Final Memorandum (or in any amendment or supplement thereto).

                  (c) Promptly after receipt by an indemnified party under this
Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the commencement thereof, but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                  (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 6 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Initial Purchasers agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Initial Purchasers may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Initial Purchasers on the other from the offering of the Securities; provided, however, that in no case shall any Initial Purchaser (except as may be provided in any agreement among the Initial Purchasers relating to the offering of the Securities) be responsible for any amount in excess of the purchase discount or commission applicable to the Securities purchased by such Initial Purchaser hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Initial Purchasers shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Initial Purchasers on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions in each case set forth on the cover of the Final Memorandum. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or the Initial Purchasers on the other, the intent of the parties and their relative knowledge, information and opportunity to correct or prevent such untrue statement or omission. The Company and the Initial Purchasers agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6, each person who controls an Initial Purchaser within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of an Initial Purchaser shall have the same rights to contribution as such Initial Purchaser, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act and each officer and director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph
(d).

         7. Conditions of Initial Purchasers' Obligations. The several obligations of the Initial Purchasers to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the

Company contained herein at the Execution Time, the Closing Date and each settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Company made in all certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

                  (a) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, that would have a Material Adverse Effect on the Company, the Subsidiaries and the Joint Ventures, taken as a whole, not contemplated by the Final Memorandum, which in your opinion, as Initial Purchasers, would materially adversely affect the market for the Securities, or (ii) any event or development relating to or involving the Company, the Subsidiaries, the Joint Ventures or any officer or director of the Company that makes any statement made in the Final Memorandum untrue or which, in the opinion of the Company and its counsel or the Initial Purchasers and their counsel, requires the making of any addition to or change in the Final Memorandum in order to state a material fact required by the Securities Act or any other law to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Final Memorandum to reflect such event or development would, in your opinion, as Initial Purchasers, materially adversely affect the market for the Securities.

                  (b) You shall have received a certificate, dated the Closing Date, signed on behalf of the Company by (i) the President or a Vice Chairman and (ii) a Vice President, Vice Chairman, Secretary or Assistant Secretary, in form and substance reasonably satisfactory to you, confirming, as of the Closing Date, the matters set forth in the introduction of this Section 7 and in paragraphs (a) and (k) of this Section 7, certain incumbency matters and that, as of the Closing Date, the obligations of the Company to be performed hereunder on or prior thereto have been duly performed.

                  (c) You shall have received on the Closing Date, an opinion, dated the Closing Date, in form and substance satisfactory to you, of Buchanan Ingersoll, counsel for the Company, to the effect set forth in Exhibit C hereto.

                  (d) You shall have received on the Closing Date an opinion, dated the Closing Date, in form and substance satisfactory to you, of Swidler & Berlin, special regulatory counsel to the Company, to the effect set forth in Exhibit D hereto.

                  (e) You shall have received on the Closing Date an opinion, dated the Closing Date, in form and substance satisfactory to you, of Downs Rachlin & Martin, PC, special regulatory counsel to the Company, to the effect set forth in Exhibit D hereto.

                  (f) You shall have received an opinion, dated the Closing Date, in form and substance reasonably satisfactory to you, of Latham & Watkins, counsel to the Initial Purchasers, covering such matters as are customarily covered in such opinions.

                  (g) At the time this Agreement is executed and at the Closing Date, you shall have received from Deloitte & Touche, independent public accountants for the Company dated as of the date of this Agreement and of the Closing Date, respectively, a customary comfort letter addressed to the you and in form and substance satisfactory to you with respect to the financial statements and certain financial information of the Company, the Subsidiaries and the Joint Ventures contained or incorporated by reference in the Final Memorandum.

                  (h) (i) There shall not have been any change in the capital stock of the Company nor any material increase in the short-term or long-term debt of the Company (other than in the ordinary course of business) from that set forth or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto); (ii) there shall not have been, since the respective dates as of which information is given in the Preliminary Memorandum and the Final Memorandum (exclusive of any amendment or supplement thereto), except as may otherwise be stated in the Final Memorandum and, any material adverse change in the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries taken as a whole; and (iii) the Company and the Subsidiaries shall not have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the Company and the Subsidiaries, taken as a whole, other than those reflected in the Preliminary Memorandum and the Final Memorandum (exclusive of any amendment or supplement thereto).

                  (i) The Company shall not have failed at or prior to the Closing Date to have performed or complied with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the Closing Date.

                  (j) Prior to the Closing Date, the Company, the Subsidiaries and the Joint Ventures shall have furnished or caused to be furnished to you such further certificates and documents as you shall have requested.

                  (k) Subsequent to the date hereof, there shall not have been any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

                  (l) The Company shall have entered into the Registration Rights Agreement and each of the Company and the Trustee shall have entered into the Indenture and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

                  (m) The Company and Highland shall have delivered to the Initial Purchasers and counsel to the Initial Purchasers evidence satisfactory to the Initial Purchasers that the Company has issued and sold to Highland the Highland Securities for the consideration set forth in the Final Offering Memorandum.

                  (n) The Company shall have delivered to the Initial Purchasers a "lock-up" letter satisfactory to the Initial Purchasers from Highland.

                  (o) The Securities shall have been approved by the NASD for trading on the PORTAL Market and shall be eligible for clearance and settlement through The Depository Trust Company.

                  (p) The Company, the trustee under the indenture relating to the Company's 13% Senior Discount Notes due 2003 and the trustee under the indenture relating to the Company's 12 1/4% Senior Secured Notes due 2004 shall have received the fairness opinions required under Section 4.11 of each such indenture with respect to the purchase of the Highland Securities by Highland.

         All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to you and your counsel. All certificates and documents signed by any officer of the Company and delivered to you or to counsel for the Initial Purchasers shall be deemed representations and warranties by the Company to each Initial Purchaser as to the statements made therein. All certificates and documents signed by any officer of the Company and delivered to you or to counsel for the Initial Purchasers shall be deemed representations and warranties by the Company to each Initial Purchaser as to the statements made therein.

         If any of the conditions specified in this Section 7 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Initial Purchasers and counsel for the Initial Purchasers, this Agreement and all obligations of the Initial Purchasers hereunder may be cancelled at, or at any time prior to, the Closing Date by the Initial Purchasers. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

         8. Expenses. The Company agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by it of its obligations hereunder: (i) the preparation, printing or reproduction of the Final Memorandum (including financial statements and exhibits thereto), the Preliminary Memorandum, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Final Memorandum, the Preliminary Memorandum, and all amendments or supplements to any of them as may be reasonably requested for use in connection with the offering and sale of the Securities; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp taxes in connection with the original issuance and sale of the Securities; (iv) the printing (or reproduction) and delivery of this Agreement, the Blue Sky Memoranda and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (v) the listing of the Securities on PORTAL; (vi) the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of the several states as provided in Section 4(d) hereof (including the reasonable fees, expenses and disbursements of counsel for the Initial Purchasers relating to the preparation, printing or reproduction, and delivery of the Blue Sky Memoranda and such registration and qualification); (vii) all fees and expenses (including fees and expenses of counsel to the Company) of the Company in connection with the approval of the Securities by DTC for "book-entry" transfer,
(viii) the rating of the Securities by rating agencies, (ix) the reasonable fees and expenses of the Trustee and its counsel in connection with the Indenture and the Securities, (x) the transportation and other expenses incurred by or on behalf of the Company in connection with presentations to prospective purchasers of the Securities; (xi) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company.

         9. Default by an Initial Purchaser. If any one or more Initial Purchasers shall fail to purchase and pay for any of the Securities agreed to be purchased by such Initial Purchaser hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Initial Purchasers shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Initial Purchasers) the Securities which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Initial Purchaser or Initial

Purchasers agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule I hereto, the remaining Initial Purchasers shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Initial Purchasers do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Initial Purchaser or the Company. In the event of a default by any Initial Purchaser as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Initial Purchasers shall determine in order that the required changes in the Final Memorandum or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Initial Purchaser of its liability, if any, to the Company or any nondefaulting Initial Purchaser for damages occasioned by its default hereunder.

         Any notice under this Section 9 may be given by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

         10. Termination of Agreement. This Agreement shall be subject to termination in the absolute discretion of the Initial Purchasers, by written notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission or the Nasdaq National Market, or trading in securities generally on the New York Stock Exchange or the Nasdaq National Market shall have been suspended or limited or minimum prices shall have been established on either such Exchanges; (ii) a banking moratorium shall have been declared either by Federal or New York State authorities; or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Initial Purchasers, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Final Memorandum (exclusive of any amendment or supplement thereto).

         11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Initial Purchasers or the Company or any of the officers, directors or controlling persons referred to in Section 6 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 4(n) and 8 hereof shall survive the termination or cancellation of this Agreement.

         12. Miscellaneous. Except as otherwise provided in Sections 4, 9 and 10 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (i) if to the Company, at the office of the Company at Hyperion Telecommunications, Inc., Main at Water Street, Coudersport, Pennsylvania 16915, Attention: Edward E. Babcock, Jr., Vice President, Finance; or (ii) if to you, as Initial Purchasers, care of Salomon Smith Barney Inc., 388 Greenwich Street, New York, New York 10013, Attention: General Counsel.

         This Agreement has been and is made solely for the benefit of the several Initial Purchasers, the Company, its directors and officers, and the other controlling persons referred to in Section 6 hereof and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from any Initial Purchaser of any of the Securities in his status as such purchaser.

         13. Applicable Law; Counterparts. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

         14. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

                  "Affiliate" shall have the meaning specified in Rule 501(b) of Regulation D.

                  "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in The City of New York.

                  "Commission" shall mean the Securities and Exchange
Commission.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Execution Time" shall mean, the date and time that this Agreement is executed and delivered by the parties hereto.

                  "Investment Company Act" shall mean the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "NASD" shall mean the National Association of Securities Dealers, Inc.

                  "PUC Act" shall mean the Public Utility Holding Company Act of 1935, as amended.

                  "Regulation D" shall mean Regulation D under the Securities
Act.

                  "Regulation S" shall mean Regulation S under the Securities
Act.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "TIA" shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder.

         This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

         Please confirm that the foregoing correctly sets forth the agreement between the Company and the several Initial Purchasers.


                                           Very truly yours,

                        HYPERION TELECOMMUNICATIONS, INC.


                           By: /s/ Daniel R. Milliard
                           Name: Daniel R. Milliard
                           Title:  President


Confirmed as of the date first above mentioned.

SALOMON SMITH BARNEY INC.
CHASE SECURITIES INC.
FIRST UNION CAPITAL MARKETS CORP.

By:  SALOMON SMITH BARNEY INC.


      By:  /s/ Todd C. Alexander
           Name: Todd C. Alexander
           Title:  Director

                                   SCHEDULE I


                        HYPERION TELECOMMUNICATIONS INC.


                                                  Aggregate Principal Amount of
Initial Purchaser                                      Securities Purchased
Salomon Smith Barney Inc......................                $125,000,000

Chase Securities Inc..........................                  37,500,000

First Union Capital Markets Corp..............                $ 37,500,000
                                                  ------------------------
       TOTAL..................................                $200,000,000
                                                  ========================

                                   SCHEDULE II


                                  SUBSIDIARIES


Hyperion Telecommunications, Inc.
Hyperion Communications General Holdings, Inc.
Hyperion Communications Capital, Inc.
Hyperion Communications Long Haul, L.P.
Hyperion Telecommunications International, Inc.
Hyperion Communications International, LLC
Hyperion Communications of Alabama, LLC
Hyperion Communications of Arkansas, LLC
Hyperion Telecommunications of Arkansas, Inc.
Hyperion Communications of Connecticut, Inc.
Hyperion Communications of Delaware, LLC
Hyperion Communications of District of Columbia, LLC
Hyperion Telecommunications of Florida, Inc.
Hyperion Communications of Florida, LLC
Hyperion Communications of Georgia, LLC
Hyperion Communications of Illinois, Inc.
Hyperion Communications of Indiana, L.P.
Hyperion Telecommunications of Kansas, Inc.
Hyperion Communications of Kansas, LLC
Hyperion Communications of Kentucky, Inc.
Hyperion Telecommunications of Lexington, Inc.
Hyperion Telecommunications of Louisville, Inc.
Hyperion Telecommunications of Louisiana, Inc.
Hyperion Communications of Maine, Inc.
Hyperion Communications of Maryland, LLC
Hyperion Telecommunications of Baltimore, L.L.C.
Hyperion Communications of Massachusetts, Inc.
Hyperion Communications of Michigan, Inc.
Hyperion Telecommunications of Mississippi, Inc.
Hyperion Communications of Mississippi, L.P.
Hyperion Communications of New Hampshire, Inc.
Hyperion Telecommunications of New Jersey, Inc.

Hyperion Telecommunications of Central New Jersey, Inc.
Hyperion Communications of New Jersey, LLC
Hyperion Communications of New York, Inc.
Hyperion Communications of Eastern New York, Inc.
Hyperion Telecommunications of Albany, Inc.
Hyperion Telecommunications of Buffalo, Inc.
Hyperion Telecommunications of Syracuse, Inc.
Hyperion Telecommunications of North Carolina, Inc.
Hyperion Communications of North Carolina, L.P.
Hyperion Communications of Ohio, Inc.
Hyperion Telecommunications of Ohio, L.L.C.
Hyperion Telecommunications of Pennsylvania, Inc.
Hyperion Telecommunications of Coudersport, Inc.
Hyperion Communications of Pennsylvania, LLC
Hyperion Telecommunications of Pittsburgh, L.L.C.
Hyperion Telecommunications of Scranton, Inc.
Hyperion Telecommunications of Harrisburg, Inc.
Hyperion Communications of Rhode Island, Inc.
Hyperion Communications of South Carolina, Inc.
Hyperion Telecommunications of Tennessee, Inc.
Hyperion Communications of Tennessee, L.P.
Hyperion Communications of Nashville, L.P.
Hyperion Communication of Texas, L.P.
Hyperion Communications of West Virginia, LLC
Hyperion Communications of Vermont, Inc.
Hyperion Enhanced Networks of Virginia, Inc.
Hyperion Telecommunications of Virginia, Inc.
Hyperion Communications of Virginia, LLC
Hyperion Telecommunications of Southwest Virginia, L.L.C.

                                  SCHEDULE III


                                 JOINT VENTURES


Entergy Hyperion Telecommunications of Arkansas, L.L.C.
MediaOne Fiber Technologies, Inc.
Multimedia Hyperion Telecommunications
Entergy Hyperion Telecommunications of Louisiana, L.L.C.
Entergy Hyperion Telecommunications of Mississippi, L.L.C.
Allegheny Hyperion Telecommunications, L.L.C.
Hyperion Susquehanna Telecommunications
PECO Hyperion Telecommunications
AVR  of Tennessee, L.P. d/b/a Hyperion of Tennessee, L.P.
MediaOne of Virginia

                                    EXHIBIT A


                         SELLING RESTRICTIONS FOR OFFERS
                       AND SALES OUTSIDE THE UNITED STATES


                  1. (a) The Securities have not been and will not be registered under the Securities Act. Each Initial Purchaser, severally and not jointly, represents and agrees that, except as otherwise permitted by Section 2(a)(i) of the Agreement to which this is an exhibit, it has offered and sold the Securities, and will offer and sell the Securities, (i) as part of their distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 of Regulation S under the Securities Act. Accordingly, each Initial Purchaser represents and agrees that neither it, nor any of its Affiliates nor any person acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities within the meaning under Regulation S, and that it and they have complied and will comply with the offering restrictions requirement of Regulation S. Each Initial Purchaser agrees that, at or prior to the confirmation of sale of Securities (other than a sale of Securities pursuant to Section 2(a)(i) of the Agreement to which this is an exhibit), it shall have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the distribution compliance period a confirmation or notice to substantially the following effect:

                           "The Securities covered hereby have not been
                  registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and March 2, 1999, except in either case in accordance with Regulation S or Rule 144A under the Securities Act. Terms used above have the meanings given to them by Regulation S."

                  (b) Each Initial Purchaser also, severally and not jointly, represents and agrees that it has not entered and will not enter into any contractual arrangement with any distributor with respect to the distribution of the Securities, except with its affiliates or with the prior written consent of the Company.

                  (c) Terms used in this section have the meanings given to them by Regulation S.

                  2. Each Initial Purchaser, severally and not jointly, represents and agrees that (i) it has not offered or sold, and will not offer or sell, in the United Kingdom, by means of any document, any Securities other than to persons whose ordinary business it is to buy or sell shares or debentures, whether as principal or as agent (except in circumstances which do not constitute an offer to the public within the meaning of the Companies Act 1989 of Great Britain), (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 of the United Kingdom with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom, and (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Securities to a person who is of a kind described in Article 9(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom the document may otherwise lawfully be issued or passed on.

                                    EXHIBIT B


                      LIST OF EMPLOYEE PENSION AND BENEFIT
                   PLANS OF HYPERION TELECOMMUNICATIONS, INC.
                              AND ITS SUBSIDIARIES


Adelphia Communications Corporation Employee Benefit Plan

Adelphia Communications Corporation 401(k) Savings and Protection Profit Sharing Plan

                                    EXHIBIT C


                      FORM OF OPINION OF BUCHANAN INGERSOLL

                                    EXHIBIT D


                      FORM OF OPINION OF REGULATORY COUNSEL